UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 19, 2008
TRONOX INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-32669	20-2868245

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 N. Robinson, Suite 300
Oklahoma City, Oklahoma 73102
(Address of Principal Executive Offices, including Zip Code)
(405) 775-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Waiver Extension to Credit Agreement
     On December 19, 2008, Tronox Incorporated (the “Company”) and its subsidiary Tronox Worldwide LLC (the “Borrower”) entered into a Third Waiver Extension (the “Third Waiver Extension”) with certain lenders under the Credit Agreement, dated as of November 28, 2005, among the Company, the Borrower, the lenders from time to time parties thereto, Lehman Brothers Inc. and Credit Suisse, as joint lead arrangers and joint bookrunners, ABN Amro Bank N.V., as syndication agent, JPMorgan Chase Bank, N.A. and Citicorp USA, Inc., as co-documentation agents, and Lehman Commercial Paper Inc., as administrative agent, as amended by the First Amendment dated as of March 12, 2007, the Second Amendment to the Credit Agreement and First Amendment to Guarantee and Collateral Agreement dated as of February 8, 2008, the Third Amendment to the Credit Agreement and Second Amendment to Guarantee and Collateral Agreement dated as of July 17, 2008, the Waiver and Amendment to Credit Agreement (the “Waiver and Amendment”) dated October 28, 2008, the Waiver Extension to the Credit Agreement, dated as of November 20, 2008, and the Second Waiver Extension to the Credit Agreement, dated December 4, 2008 (as amended, the “Credit Agreement”).
     As previously reported, pursuant to the Waiver and Amendment, lenders holding a majority of the aggregate principal amount of loans under the Credit Agreement agreed to waive (the “Waiver”) certain defaults and events of default that may have occurred due to the Borrower’s (i) failure to comply for the period of four consecutive fiscal quarters ending September 30, 2008 with Section 7.1(a) of the Credit Agreement, which requires maintenance of a maximum Consolidated Total Leverage Ratio, and Section 7.1(b) of the Credit Agreement, which requires maintenance of a minimum Consolidated Interest Coverage Ratio, and (ii) submission of the Borrowing Notice on September 30, 2008, or receipt of any proceeds in respect thereof, at a time when any default or event of default referred to in clause (i) above had occurred and was continuing.
     The Third Waiver Extension amended the term “Waiver Period” (as defined in the Waiver and Amendment) to extend such period from December 19, 2008 to January 9, 2009. As a result, the Waiver has been extended to expire upon the earlier to occur of (i) January, 2009 and (ii) the occurrence of any event of default (other than any default waived pursuant to the Waiver and Amendment) and delivery by any of the lenders of a notice to the Borrower, while such event of default is continuing, stating that the Waiver is being terminated; provided that the Waiver Period will terminate automatically and with no further action by the Borrower or the lenders in the event that holders of Borrower’s Senior Notes (as defined in the Credit Agreement) exercise any right or remedy under the Senior Note Indenture (as defined in the Credit Agreement) in respect of the occurrence of an event of default thereunder, including but not limited to an event of default relating to Borrower’s failure to make the scheduled interest payment due on the Senior Notes on December 1, 2008.
     This description of the Third Waiver Extension is qualified in its entirety by the copy thereof attached as Exhibit 99.1 hereto and which is incorporated by reference herein.
     There is no assurance that the Company will not be in default under the Credit Agreement in the future. If the Company were to be in default under the Credit Agreement, its ability to borrow under the Credit Agreement would be impaired and the lenders could declare a default which could ultimately cause all amounts due under the Credit Agreement to become immediately due and payable.
     A copy of the Credit Agreement was filed as Exhibit 10.6 of the Company’s current report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on December 7, 2005. A copy of the first amendment thereto was filed as Exhibit 10.19 of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2007. A copy of the second amendment thereto was filed as Exhibit 99.1 of the Company’s current report on Form 8-K, filed with the SEC on February 13, 2008. A copy of the third amendment thereto was filed as Exhibit 99.1 of the Company’s current report on Form 8-K, filed with the SEC on July 21, 2008. A copy of the waiver and fourth amendment thereto was filed as Exhibit 99.1 of the Company’s current report on Form 8-K, filed with the SEC on October 31, 2008. A copy of the waiver extension thereto was filed as Exhibit 99.1 of the Company’s current report on Form 8-K, filed with the SEC on November 26, 2008. A copy of the second waiver extension thereto was filed as Exhibit 99.1 of the Company’s current report on Form 8-K, filed with the SEC on December 8, 2008.

Amendment to Receivables Sale Agreement
On December 19, 2008, Tronox Funding LLC (the “Seller”) and the Borrower entered into the Sixth Amendment (“Amendment No. 6”) to the Receivables Sale Agreement (the “Sale Agreement”) with The Royal Bank of Scotland plc and Amsterdam Funding Corporation, dated as of September 26, 2007. Amendment No. 6 amended the term “Scheduled Termination Date” in the Sale Agreement to extend such date from December 19, 2008 to January 9, 2009.
     There is no assurance that the Seller and the Borrower will be able to obtain additional amendments or waivers to the Sale Agreement, or that a Termination Event (as defined in the Sale Agreement) will not occur under the Sale Agreement in the future. The occurrence of a Termination Event in the future would adversely affect the rights of the Seller under the Sale Agreement.
     The description for Amendment No. 6 is qualified in its entirety by the copy thereof attached as Exhibit 99.2 hereto and which is incorporated by reference herein.
     A copy of the Sale Agreement was filed as Exhibit 10.1 of the Company’s current report on Form 8-K, filed with the SEC on October 2, 2007. A copy of the First Amendment to and Waiver of Receivables Sale Agreement was filed as Exhibit 99.1 of the Company’s current report on Form 8-K, filed with the SEC on August 4, 2008. A copy of the Second Amendment to and Waiver of Receivables Sale Agreement was filed as Exhibit 99.1 of the Company’s current report on Form 8-K, filed with the SEC on September 24, 2008. A copy of the Third Amendment to and Waiver of Receivables Sale Agreement was filed as Exhibit 99.2 of the Company’s current report on Form 8-K, filed with the SEC on October 31, 2008. A copy of the Fourth Amendment to Receivables Sale Agreement was filed as Exhibit 99.2 of the Company’s current report on Form 8-K, filed with the SEC on November 26, 2008. A copy of the Fifth Amendment to Receivables Sale Agreement was filed as Exhibit 99.2 of the Company’s current report on Form 8-K, filed with the SEC on December 8, 2008.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Third Waiver Extension, dated December 19, 2008

99.2	Sixth Amendment to Receivables Sale Agreement, dated December 19, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
TRONOX INCORPORATED
Date: December 22, 2008

By:	/s/ Michael J. Foster
	Name:	Michael J. Foster
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Third Waiver Extension, dated December 19, 2008

99.2	Sixth Amendment to Receivables Sale Agreement, dated December 19, 2008

5